                                -----------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                                -----------------

-------------------------------------------------------------------------------
2ND QUARTER REPORT
June 30, 2000

To Our Shareholders:                                            August 21, 2000

       For the six month period ended June 30, Mairs and Power Growth Fund produced a return of 7.6% which compares very favorably with negative returns of -0.4% for the Standard & Poor's 500 and -8.5% for the Dow Jones Industrial Average. The rotation in the stock market, which began in April, has continued through the summer and has greatly benefitted our portfolio. As of August 18, our Fund measured a year-to-date return of 12.4% compared with 2.4% for the S&P
500. FORBES MAGAZINE, in the August 21 issue, presented its annual survey of mutual funds covering 1,059 funds. Each year the survey includes an honor roll of fifteen funds measured by performance, preservation of capital in declining markets, tax efficiency and continuity of management. Mairs and Power Growth Fund placed second on this list where it has now appeared in three of the past four years. In addition, the Fund was the subject of a feature article in the same issue. MONEY MAGAZINE devoted much of the June issue to "The Best 100 Mutual Funds" and the Fund was included in that group for the third consecutive year.

       The U.S. economy continued its strong growth in the second quarter with Gross Domestic Product advancing at an annual rate of 5.2% despite signs of moderation as consumers slowed their spending pace. The most remarkable aspect of this performance was the relative absence of inflationary pressures. The price index based on personal consumption expenditures, which Federal Reserve Chairman Alan Greenspan cites as the best indicator of inflation, rose at an annual rate of 2.3% compared with a 3.5% rate of increase in the first quarter. Businesses continued to invest heavily with spending on equipment and software rising at a 21% annual rate. This in turn has resulted in a sharp rise in work force productivity, defined as the amount of output for each hour worked, which rose at a higher-than-expected 5.3% rate in the second quarter. Unit labor costs declined at an annual rate of 0.1% in the quarter as productivity rose faster than compensation. The unemployment rate has remained steady at about 4% in recent months and wage rates have risen just 3.7% over the past twelve months despite tight labor markets. The Federal Reserve, which has long been worried that the economy has been growing too fast, has raised interest rates six times since June 1999. Most observers now believe that no further action will be taken by the Fed at least until November.

       During the past three months, two of our portfolio companies (ReliaStar and National Computer Systems) have agreed to be acquired by European companies at prices representing a substantial premium to the level where the shares were trading prior to the announcements. There are two significant elements to these transactions. First, foreign companies wish to participate in the U.S. marketplace, which is the strongest major economy in the world. Second, many small and medium sized U.S. company stocks are significantly undervalued. Corporate profits are the major long-term underpinning of stock prices and according to a BUSINESS WEEK survey of 900 companies, profits rose a robust 17% in the second quarter, marking the fifth consecutive quarter of double-digit gains. This very strong performance on the part of American corporations is the direct result of rapid economic growth coupled with rising productivity. We believe that these trends will continue for at least the next twelve months and provide the basis for rising valuations for most stocks.

                                                                George A. Mairs
                                                                      President

SCHEDULE OF INVESTMENTS                                            JUNE 30, 2000
-------------------------------------------------------------------------------

 NUMBER OF                                                            MARKET
  SHARES           COMMONS STOCKS                                     VALUE
 ---------       ----------------------------------------            -----------
                 BASIC INDUSTRIES  11.1%
  893,900        BMC Industries, Inc.                               $  3,631,469
  384,000        Bemis Company, Inc.                                  12,912,000
  510,000        Ecolab, Inc.                                         19,921,875
  224,500        H. B. Fuller                                         10,228,781
  262,700        The Valspar Corporation                               8,866,125
                                                                     -----------
                                                                      55,560,250
                                                                     -----------
                 CAPITAL GOODS  7.7%
  564,800        Donaldson Company, Inc.                              11,154,800
  609,850        Graco Inc.                                           19,820,125
1,248,100        MTS Systems Corporation                               7,800,625
                                                                     -----------
                                                                      38,775,550
                                                                     -----------
                 CONSUMER CYCLICAL  8.7%
  500,000        Deluxe Corp.                                         11,781,250
  348,000        Target Corporation                                   20,184,000
  355,800        The Toro Company                                     11,719,162
                                                                     -----------
                                                                      43,684,412
                                                                     -----------
                 CONSUMER STAPLE  10.0%
  514,000        General Mills, Inc.                                  19,660,500
  940,000        Hormel Foods Corporation                             15,803,750
  778,000        SUPERVALU Inc.                                       14,830,625
                                                                     -----------
                                                                      50,294,875
                                                                     -----------
                 FINANCIAL  13.7%
   60,000        ReliaStar Financial Corporation                       3,146,250
  436,000        St. Paul Companies, Inc.                             14,878,500
  640,000        TCF Financial Corporation                            16,440,000
  590,000        US Bancorp                                           11,357,500
  600,000        Wells Fargo & Company                                23,250,000
                                                                     -----------
                                                                      69,072,250
                                                                     -----------
                 HEALTH CARE  21.8%
  282,000        Baxter International, Inc.                           19,828,125
   56,400        Edwards Lifesciences Corp. *                          1,043,400
  215,000        Johnson & Johnson                                    21,903,125
  472,000        Medtronic, Incorporated                              23,511,500
  498,000        Pfizer Inc.                                          23,904,000
  415,000        St. Jude Medical, Inc. *                             19,038,125
                                                                     -----------
                                                                     109,228,275
                                                                     -----------
                 TECHNOLOGY  22.0%
  468,000        ADC Telecommunications Inc. *                        39,253,500
  570,000        Ceridian *                                           13,715,625
  348,050        Emerson Electric Co.                                 21,013,519
  368,750        Honeywell Inc.                                       12,422,266
  483,400        National Computer Systems Inc.                       23,807,450
                                                                     -----------
                                                                     110,212,360
                                                                     -----------
                 DIVERSIFIED  3.5%
  213,000        Minnesota Mining & Manufacturing Company             17,572,500
                                                                     -----------
                 TOTAL COMMON STOCKS 98.5%                           494,400,472

                 SHORT TERM INVESTMENTS  1.4%
6,925,136        Firstar Institutional Money Market Fund               6,925,136
                                                                     -----------
                 TOTAL INVESTMENTS 99.9%                             501,325,608

                 OTHER ASSETS IN EXCESS OF LIABILITIES 0.1%              366,392
                                                                     -----------
                 NET ASSETS 100%                                    $501,692,300
                                                                     ===========

* Non-income producing

STATEMENT OF NET ASSETS                                         AT JUNE 30, 2000
-------------------------------------------------------------------------------

ASSETS
Investments at market value (cost $339,075,691)..................................................   $  494,400,472
Cash.............................................................................................        6,925,136
Dividends and interest receivable................................................................          373,994
Receivables for securities sold, not yet delivered...............................................          523,982
Prepaid expense..................................................................................         (15,658)
                                                                                                    --------------
                                                                                                       502,207,926
LIABILITIES
Accrued management fee.................................................     $  252,250
Accrued custodian and transfer agent fee...............................         78,001
Payable for securities purchased, not yet received.....................        185,375                     515,626
                                                                            ----------              --------------

NET ASSETS
Equivalent to $99.63 per share on 5,035,758 shares outstanding...................................   $  501,692,300
                                                                                                    ==============

STATEMENT OF CHANGES IN NET ASSETS                                          FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------

NET ASSETS, December 31, 1999....................................................................   $  546,836,085
Net investment income, per statement below.............................   $  2,321,674
Distribution to shareholders...........................................     (1,756,675)                    564,999
                                                                          ------------
Fund shares issued and repurchased:
   Received for 242,722 shares issued..................................     22,575,974
   Paid for 1,092,861 shares repurchased...............................    (98,123,296)               (75,547,322)
                                                                          ------------
Increase in unrealized net appreciation (depreciation) of investments............................      (2,598,719)
Net gain (or loss) realized from sales of securities.............................................       32,437,257
                                                                                                    --------------
NET ASSETS, June 30, 2000........................................................................   $  501,692,300
                                                                                                    ==============

STATEMENT OF NET INVESTMENT INCOME                                          FOR THE SIX MONTHS ENDED JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends........................................................................................     $  4,147,508
Interest.........................................................................................          158,491
                                                                                                      ------------
                                                                                                         4,305,999

EXPENSES
Management fee (Note A)................................................   $  1,474,118
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A).................................        257,346
Legal and auditing fees and expenses...................................         15,221
Insurance..............................................................          6,615
Other Fees and Expenses................................................        231,025                   1,984,325
                                                                          ------------                ------------

NET INVESTMENT INCOME............................................................................     $  2,321,674
                                                                                                      ============

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month and is 1/20th of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was also paid to Firstar Mutual Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $17,100.00 compensation for meetings attended during this six month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the six months ended June 30, 2000 aggregated $9,726,021 and $79,693,485 respectively.

                                -----------------
                                 MAIRS AND POWER
                                GROWTH FUND, INC.
                                -----------------

                                 A NO-LOAD FUND
W-1420 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota
                                   55101-1363
                                  651-222-8478
                      Shareholder Information: 800-304-7404

SUMMARY OF FINANCIAL INFORMATION
-------------------------------------------------------------------------------

This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                           PER SHARE
                                                         ---------------------------------------------
                                                                         DISTRIBUTIONS      DIVIDENDS
                                                                          OF REALIZED       FROM NET
                      SHARES            TOTAL NET         NET ASSET        SECURITIES       INVESTMENT
    DATES           OUTSTANDING          ASSETS             VALUE            GAINS           INCOME
-------------       -----------        ------------      ----------     -------------      -----------
Dec. 31, 1980           840,882        $ 14,540,014        $17.29               -             $0.55
Dec. 31, 1981           861,678          13,148,158         15.26           $0.74              0.60
Dec. 31, 1982           850,942          16,784,217         19.72            0.58              0.50
Dec. 31, 1983           881,592          18,972,177         21.52            0.70              0.48
Dec. 31, 1984           872,069          17,304,204         19.84            0.76              0.46
Dec. 31, 1985           856,738          21,553,457         25.16            0.86              0.46
Dec. 31, 1986           893,850          22,235,453         24.88            2.74              0.40
Dec. 31, 1987           914,139          19,816,097         21.68            2.29              0.48
Dec. 31, 1988           929,039          20,630,251         22.21            1.21              0.41
Dec. 31, 1989           866,584          22,630,081         26.11            1.83              0.43
Dec. 31, 1990           867,432          22,501,587         25.94            0.70              0.42
Dec. 31, 1991           904,023          31,440,529         34.78            1.58              0.39
Dec. 31, 1992           956,814          34,363,306         35.91            1.16              0.40
Dec. 31, 1993         1,006,285          39,081,010         38.84            1.22              0.43
Dec. 31, 1994         1,064,019          41,889,850         39.37            0.98              0.65
Dec. 31, 1995         1,245,325          70,536,880         56.64            1.51              0.56
Dec. 31, 1996         2,161,246         150,161,759         69.48            1.39              0.71
Dec. 31, 1997         4,760,515         412,590,619         86.67            1.69              1.00
Dec. 31, 1998         6,262,832         580,460,523         92.68            1.36              0.72
Dec. 31, 1999         5,885,897         546,836,085         92.91            5.48              0.93
Jun. 30, 2000         5,035,758         501,692,300         99.63               -              0.35

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED JUNE 30, 2000) ARE AS FOLLOWS:

1 YEAR: +4.8%                  5 YEARS: +19.9%              10 YEARS: +18.3%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                              FUTURE PERFORMANCE.
  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.


                             OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------------------------------
 George A. Mairs, III       William B. Frels             Peter G. Robb              Lisa J. Hartzell
President and Director   Secretary and Director     Vice-President and Director       Treasurer

Norber J. Conzemius          Charlton Dietz              Donald E. Garretson          J. Thomas Simonet
    Director                    Director                        Director                 Director